       As filed with the Securities and Exchange Commission on September 8, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-3627

                         GREENSPRING FUND, INCORPORATED
                         ------------------------------
               (Exact name of registrant as specified in charter)

                         2330 WEST JOPPA ROAD, SUITE 110
                           LUTHERVILLE, MD 21093-4641
                           --------------------------
               (Address of principal executive offices) (Zip code)

                       MR. CHARLES vK. CARLSON, PRESIDENT
                         2330 WEST JOPPA ROAD, SUITE 110
                           LUTHERVILLE, MD 21093-4641
                           --------------------------
                     (Name and address of agent for service)

                                 (410) 823-5353
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31, 2005
                         -----------------

Date of reporting period: JUNE 30, 2005
                          -------------

ITEM 1. REPORT TO STOCKHOLDERS.


[GREENSPRING FUND LOGO]


SEMI-ANNUAL REPORT

JUNE 30, 2005


THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT COPY OF THE PROSPECTUS OF THE GREENSPRING FUND, INCORPORATED.

                         GREENSPRING FUND, INCORPORATED

                                                       July 2005

Dear Fellow Shareholders:

     After a moderate amount of fluctuation, the Greenspring Fund ended in positive territory for the three months ended June 30, 2005. The performances of the major stock market averages were mixed, with the Dow Jones Industrial Average declining, while several other major indices finished higher for the quarter. PLEASE REFER TO THE CHART AT THE END OF THE DISCUSSION FOR FURTHER DETAILS ABOUT PERFORMANCE.

     Volatility returned to the financial markets during the second quarter of 2005. For example, the Dow Jones Industrial Average dropped almost 5% from the beginning of the quarter through April 20. It then rallied more than 6% into the middle of June, before sagging again to finish the quarter lower by more than 2%. Similarly, the Greenspring Fund dropped more than 4% through May 13 before rallying more than 6% into mid-June, and then sliding slightly, but still finishing in positive territory for the quarter. Historically, it has been uncharacteristic for the Greenspring Fund to track the performance of the stock market so closely. This quarter, however, the Greenspring Fund experienced an unusual amount of volatility due, in part, to movement in our fixed income holdings, which continue to represent a significant portion of the Fund's portfolio.

     Contributing to the volatility in certain sectors of the bond market were the two increases in the Federal Funds rate (the rate banks charge each other for overnight loans) enacted by the Federal Reserve during the quarter. The Federal Funds rate now stands at 3.25%, after being raised nine times since May of 2004 when the rate was 1%. Rising short-term rates meant that investors in short-term fixed income investments continued to face a headwind with their investments, instead of having the wind at their back. Longer-term interest rates, such as mortgage rates, remained surprisingly low in this rising short-term interest rate environment, causing the gap between short-term rates and long-term rates to narrow significantly.

     Throughout the quarter, the Fund's "busted convert" holdings exhibited uncharacteristic short-term volatility, although by June 30 the values of the busted convert holdings had risen above their beginning-of-the-quarter valuation. Although the rising interest rate environment had a slight negative impact on the busted convert holdings, the principal cause of this instability was a supply/demand imbalance caused by a flow of funds away from convertible arbitrage hedge funds and high yield bond investors. This disruption proved to be temporary, and the turmoil in the markets created several attractive buying opportunities for us.

     During the last several years, the financial press has written widely about hedge funds and the vast sums of money they have raised for investment in a variety of strategies.

One popular hedge fund strategy has been "convertible arbitrage" -- simplistically, a strategy whereby its proponents buy convertible bonds of a company while at the same time selling "short" an offsetting amount of common stock of the same company (a short seller benefits when the stock price declines). The goal is to generate a consistent level of positive return, regardless of whether the company's securities are moving up (in which case they make money on the convertible bond, but lose a lesser amount on the "short" stock position) or moving down (in which case they make more money on their short stock position than they lose in value from the convertible bond dropping in price). This strategy had historically racked up an impressive record of positive performance during many types of market conditions, thus earning a reputation of an "absolute" performance strategy -- i.e., its success was not dependent upon a favorable stock or bond market.

     As is typically the case on Wall Street, however, success attracted additional assets to the strategy and a great deal of new competition in the form of other investors attempting to emulate the approach. Especially with the recent popularity of hedge funds, a significant flow of funds was directed toward this investment discipline. As a result, the best ideas were quickly exploited, available returns began to decline, and proponents of the strategy had to "stretch" further and further to find acceptable investment ideas. In some cases, they purchased busted converts, such as the type in which we specialize, even though their lack of equity sensitivity made them less appropriate for convertible arbitrage strategies. The "absolute" positive results were winnowed away steadily, and eventually began to turn negative. To the dismay of investors who had expected steady consistent returns, convertible arbitrage hedge funds posted negative returns during each of the first five months of 2005, and generated year-to-date losses of almost 9% through the end of May (according to a study by Goldman, Sachs & Co.).

     The disconcerting string of losses from a strategy that had been touted as an "absolute" performance strategy capable of producing steady positive returns caused many of the investors in convertible arbitrage hedge funds to question their commitment to this strategy. Large institutional investors (endowments, pension plans and wealthy families who utilize hedge funds) began to withdraw money from convertible arbitrage hedge funds. According to Goldman, Sachs & Co., as much as 23% of the amount of assets invested in this strategy at the beginning of the year had been withdrawn by the end of May 2005. As these hedge funds were flooded with withdrawal requests, managers were forced to liquidate holdings in their portfolios. These forced liquidations led to temporary supply/demand imbalances in certain convertible securities. The imbalances pushed prices lower in the short run, not because investors were any more concerned about the degree of risk of the securities, but because prices needed to drop to reach a short-term "market-clearing" price.

     This temporary softening in prices led to many buying opportunities in convertible bonds, including some good opportunities in busted converts. One of the reasons we favor busted converts is that, in contrast to the convertible arbitrage approach, our exit strategy is not dependent upon selling our bonds to other investors in the marketplace to achieve the expected returns. In our "base case" scenario, we expect to buy-and-hold our bonds, collecting the interest payments from the issuing company at regular intervals and receiving our principal back when the bonds mature. Other developments can and often do occur that allow us the option of selling the bonds to other investors in the open market at more favorable prices than originally expected, but when that happens, it is "icing on the cake" for us.

     When a bond decreases in price because of a temporary supply/demand imbalance, we view it as if the bond is "on sale." As long as a company's operating fundamentals have not changed significantly, or the company is not dependent upon speedy access to the capital markets, the issuing company's ability to service its debt is not affected by the short-term dynamics of the bond market. When sellers abound for non-fundamental reasons such as the need to meet redemption requests from hedge funds, forcing prices lower, we view the bonds as having simply been "marked down" for quick sale. When our research tells us that there has been no fundamental change in a company's ability to service its debt, we view the markdown as an opportunity to exploit. During the second quarter, such short-term dynamics helped to create attractive entry prices for new busted convert purchases of the King Pharmaceuticals 2.75% notes and the Millennium Pharmaceuticals 5.5% notes.

     During this period of volatility in the bond market, we sought to take advantage of the dynamics of the market place by adjusting and upgrading the Greenspring Fund's busted convert holdings. During recent months, we had already been in the process of selling several busted converts that we had thought were fully priced or even overpriced, with little additional returns expected. As the supply/demand imbalance created opportunities, we also sold some bonds that were due to mature (or be "put" back to the company or called for redemption) in the near future. Examples of such sales during the second quarter included our sales of the Aspen Technology 5.25% converts, the Emulex Corporation 0.25% converts, the Photronics Inc. 4.75% converts, and the Sanmina 0% converts. With the proceeds from these sales, we purchased either stocks, or bonds that appeared to be under market pressure due to forced sales by investors facing redemption requests. By executing this strategy, we were able to improve the expected yield in the Fund's busted convert holdings without incurring undue credit risk or rising interest rate risk. By the end of the second quarter (and continuing into the current quarter), our busted converts had rallied in price, as a result of the supply/demand imbalances having been largely corrected. However, if more assets are withdrawn from convertible arbitrage hedge funds, volatility and short-term markdowns may return to the convertible bond market. If this occurs, we will look to take advantage of the situation once again.

     The first half of this year has been somewhat frustrating for many investors, including us. Many conflicting crosscurrents have affected the markets and increased the volatility in both the stock and bond markets. An observer who simply noted the beginning and ending values of the well-known stock and bond indices would be misled into thinking that not much had happened in the financial markets. At the Greenspring Fund, we have always tried to take advantage of volatility in the markets as periods of undervaluation typically provide opportunities to purchase securities at attractive prices, and periods of optimistic valuations present opportunities to reduce our holdings at attractive prices. So far in 2005, we have been able to do both. We remain confident and optimistic about the structure of Greenspring Fund's portfolio and our expectations for the securities held. However, if volatility continues during the balance of the year, we will look to restructure the composition of the portfolio further. We hope that all of our shareholders are enjoying a pleasant and relaxing summer!

                                                   Respectfully,

                                                   /s/ Charles vK. Carlson
                                                   Charles vK. Carlson
                                                   President


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
TOP 10 HOLDINGS AS OF JUNE 30, 2005: Brooks Automation 4.75% Convertible Bonds (5.2%); BISYS Group, Inc. 4% Convertible Bonds (4.8%); Quanta Services 4% Convertible Bonds (4.5%); Akamai Technologies 5.5% Convertible Bonds (4.2%); Amkor Technology 5.75% Convertible Bonds (3.5%); Suncor Energy (3.5%); Curagen Corporation 6.0% Convertible Bonds (3.3%); Mercury Interactive 4.75% Convertible Bonds (3.0%); Wabash National Corp (3.0%); United America Indemnity Ltd. (3.0%). Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

                    GREENSPRING FUND VS. MAJOR MARKET INDICES

                     QUARTER-END PERFORMANCE AS OF 06/30/05

                       2ND QUARTER
                         3/31/05-
                         6/30/05         YTD        1 YEAR      5 YEARS*      10 YEARS*
                         -------         ---        ------      --------      ---------
GREENSPRING FUND         +0.58%         -0.19%      +5.63%       +10.17%        +8.96%

          DJIA           -2.18%         -4.71%      -1.54%        -0.33%        +8.47%
        NASDAQ           +2.89%         -5.45%      +0.45%       -12.30%        +8.21%
       S&P 500           +0.91%         -1.70%      +4.43%        -3.91%        +8.13%
  Russell 2000           +4.00%         -1.83%      +8.14%        +4.34%        +8.47%

*Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-366-3863 TOLL FREE. THE FUND IMPOSES A 2.00% REDEMPTION FEE FOR SHARES HELD 60 DAYS OR LESS. The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.

The Fund's performance numbers are calculated on a total return basis reflecting the reinvestment of all income. Indices represent principal only.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. SMALL-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. INVESTMENTS BY THE FUND IN LOWER-RATED AND NON-RATED SECURITIES PRESENT A GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Quasar Distributors, LLC, Distributor (08.05)

[CHART]

PORTFOLIO ALLOCATION* AT JUNE 30, 2005 (UNAUDITED)

Cash **               2%
Common Stock         50%
Preferred Stock       1%
Convertible Bond     47%

* As a percentage of net assets.
** Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended June 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/2005 - 6/30/2005).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                        EXPENSES PAID
                             BEGINNING              ENDING            DURING THE PERIOD
                           ACCOUNT VALUE         ACCOUNT VALUE           1/1/2005 -
                             1/1/2005              6/30/2005             6/30/2005*
--------------------------------------------------------------------------------------
               Actual        $    1,000           $      998              $     5.85

         Hypothetical
    (5% annual return
     before expenses)        $    1,000           $    1,019              $     5.91

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

                         GREENSPRING FUND, INCORPORATED

SCHEDULE OF INVESTMENTS at June 30, 2005 (Unaudited)

        SHARES                                                                   VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS 49.7%

BANKS - REGIONAL: 1.6%
         6,100    Columbia Bancorp                                          $       222,345
        26,190    Provident Bankshares Corp.                                        835,723
        14,476    SunTrust Banks, Inc.                                            1,045,746
                                                                            ---------------
                                                                                  2,103,814
                                                                            ---------------
BUSINESS & PROFESSIONAL SERVICES: 2.6%
       165,450    FTI Consulting, Inc.*                                           3,457,905
                                                                            ---------------
COMMUNICATIONS EQUIPMENT: 1.6%
       242,270    Radyne Corp.*                                                   2,102,904
                                                                            ---------------
CONSTRUCTION SERVICES: 1.9%
        33,900    EMCOR Group, Inc.*                                              1,657,710
       169,864    U.S. Home Systems, Inc.*                                          851,019
                                                                            ---------------
                                                                                  2,508,729
                                                                            ---------------
DIVERSIFIED NATURAL GAS: 2.9%
       108,400    Energen Corp.                                                   3,799,420
                                                                            ---------------
ELECTRICAL EQUIPMENT: 0.4%
         8,700    Emerson Electric Co.                                              544,881
                                                                            ---------------
ENGINEERING SERVICES: 2.4%
       175,525    Michael Baker Corp.*                                            3,134,877
                                                                            ---------------
FINANCIAL SERVICES: 0.8%
        23,000    CIT Group, Inc.                                                   988,310
                                                                            ---------------
HEALTHCARE: 1.9%
       165,600    Nabi Biopharmaceuticals*                                        2,522,088
                                                                            ---------------
INDUSTRIAL MATERIALS: 3.2%
       156,700    Brush Engineered Materials, Inc.*                               2,234,542
       448,200    GrafTech International, Ltd.*                                   1,927,260
                                                                            ---------------
                                                                                  4,161,802
                                                                            ---------------
INSURANCE: 8.3%
        11,300    Assurant, Inc.                                                    407,930
       308,000    KMG America Corp.*                                              3,061,520
        34,450    PartnerRe, Ltd.                                                 2,219,269
       226,184    United America Indemnity, Ltd.*                                 3,888,103
        37,050    W.R. Berkley Corp.                                              1,321,944
                                                                            ---------------
                                                                                 10,898,766
                                                                            ---------------
INSURANCE - BROKERAGE: 2.1%
       218,000    USI Holdings Corp.*                                       $     2,807,840
                                                                            ---------------
MULTI-INDUSTRY: 1.3%
        38,400    Griffon Corp.*                                                    852,480
        20,000    Pentair, Inc.                                                     856,200
                                                                            ---------------
                                                                                  1,708,680
                                                                            ---------------
OIL & GAS EXPLORATION/PRODUCTION: 5.8%
         7,800    Burlington Resources, Inc.                                        430,872
        50,000    Energy Partners, Ltd.*                                          1,310,500
        22,280    EOG Resources, Inc.                                             1,265,504
        96,000    Suncor Energy, Inc.                                             4,542,720
                                                                            ---------------
                                                                                  7,549,596
                                                                            ---------------
REAL ESTATE: 0.4%
         4,500    First Potomac Realty Trust                                        111,600
        27,500    Urstadt Biddle Properties, Inc. - Class A                         476,300
                                                                            ---------------
                                                                                    587,900
                                                                            ---------------
SAVINGS INSTITUTIONS: 0.9%
        30,000    Washington Mutual, Inc.                                         1,220,700
                                                                            ---------------
SOLID WASTE SERVICES: 3.4%
       363,000    Allied Waste Industries, Inc.*                                  2,878,590
       108,500    Waste Industries USA, Inc.                                      1,534,190
                                                                            ---------------
                                                                                  4,412,780
                                                                            ---------------
TRANSPORTATION: 5.9%
        33,200    Celadon Group, Inc.*                                              565,728
       141,287    Rush Enterprises, Inc. - Class A*                               1,884,769
        57,837    Rush Enterprises, Inc. - Class B*                                 775,594
        28,200    SCS Transportation, Inc.*                                         501,960
       163,500    Wabash National Corp.                                           3,961,605
                                                                            ---------------
                                                                                  7,689,656
                                                                            ---------------
UTILITIES - ELECTRIC: 2.3%
        49,500    PPL Corp.                                                       2,939,310
                                                                            ---------------
TOTAL COMMON STOCKS
(cost $48,566,862)                                                               65,139,958
                                                                            ---------------

See accompanying Notes to Financial Statements.

  SHARES / PRINCIPAL                                                             VALUE
-------------------------------------------------------------------------------------------
PREFERRED STOCKS: 0.5%

REAL ESTATE: 0.5%
        22,975    Corporate Office Properties
                  Trust - Series E, 10.25%
                    (cost $631,693)                                         $       603,783
                                                                            ---------------
CONVERTIBLE BONDS: 47.0%

BIOTECHNOLOGY: 6.8%
$    4,675,000    CuraGen Corp.,
                    6.00%, 2/2/07                                                 4,365,281
     3,003,000    Human Genome Sciences, Inc.,
                    5.00%, 2/1/07                                                 2,916,664
     1,671,000    Human Genome Sciences, Inc.,
                    3.75%, 3/15/07                                                1,585,884
                                                                            ---------------
                                                                                  8,867,829
                                                                            ---------------
CONSTRUCTION SERVICES: 4.5%
     6,190,000    Quanta Services, Inc.,
                    4.00%, 7/1/07                                                 5,911,450
                                                                            ---------------
FINANCIAL SERVICES: 7.0%
     6,300,000    The Bisys Group, Inc.,
                    4.00%, 3/15/06                                                6,238,972
     2,966,000    E*Trade Financial Corp.,
                    6.00%, 2/1/07                                                 2,986,391
                                                                            ---------------
                                                                                  9,225,363
                                                                            ---------------
PHARMACEUTICALS: 3.5%
       582,000    King Pharmaceuticals, Inc.,
                    2.75%, 11/15/21                                                 556,901
     1,393,000    Millennium
                    Pharmaceuticals, Inc.,
                    5.50%, 1/15/07                                                1,378,199
       546,000    Nektar Therapeutics,
                    5.00%, 2/8/07                                                   532,691
     2,313,000    Nektar Therapeutics,
                    3.50%, 10/17/07                                               2,161,209
                                                                            ---------------
                                                                                  4,629,000
                                                                            ---------------
SEMICONDUCTORS: 4.9%
     5,868,000    Atmel Corp., 0.00%, 5/23/21                                     2,732,288
     3,486,000    Brocade Communications
                    Systems, Inc., 2.00%, 1/1/07                                  3,357,454
       303,000    Emulex Corp., 0.25%, 12/15/23                                     283,210
                                                                            ---------------
                                                                                  6,372,952
                                                                            ---------------
SEMICONDUCTOR EQUIPMENT: 8.7%
$    4,874,000    Amkor Technology, Inc.,
                    5.75%, 6/1/06                                           $     4,569,375
     7,160,000    Brooks Automation, Inc.,
                    4.75%, 6/1/08                                                 6,866,891
                                                                            ---------------
                                                                                 11,436,266
                                                                            ---------------
SOFTWARE: 3.8%
       420,000    BEA Systems, Inc.,
                    4.00%, 12/15/06                                                 413,831
     4,005,000    Mercury Interactive Corp.,
                    4.75%, 7/1/07                                                 3,984,975
       574,000    Wind River Systems, Inc.,
                    3.75%, 12/15/06                                                 568,978
                                                                            ---------------
                                                                                  4,967,784
                                                                            ---------------
SOLID WASTE SERVICES: 1.0%
     1,471,000    Allied Waste Industries, Inc.,
                    4.25%, 4/15/34                                                1,252,189
                                                                            ---------------
TELECOMMUNICATIONS: 6.8%
     5,485,000    Akamai Technologies, Inc.,
                    5.50%, 7/1/07                                                 5,502,141
     3,895,000    Ciena Corp.,
                    3.75%, 2/1/08                                                 3,447,075
                                                                            ---------------
                                                                                  8,949,216
                                                                            ---------------
TOTAL CONVERTIBLE BONDS
(cost $62,028,468)                                                               61,612,049
                                                                            ---------------
SHORT-TERM INVESTMENT: 2.4%

MONEY MARKET INVESTMENT: 2.4%
     3,120,597    BlackRock Liquidity Funds
                  TempFund (cost $3,120,597)                                      3,120,597
                                                                            ---------------
TOTAL INVESTMENTS IN SECURITIES
(cost $114,347,620): 99.6%                                                      130,476,387

Other Assets less Liabilities: 0.4%                                                 604,615
                                                                            ---------------

NET ASSETS: 100.0%                                                          $   131,081,002
                                                                            ===============

*Non-income producing securities.

                                 See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2005 (Unaudited)

ASSETS

  Investments in securities, at value (cost $114,347,620)                   $      130,476,387
  Receivables:
    Fund shares sold                                                                    53,369
    Dividends and interest                                                             869,719
    Prepaid expenses                                                                     3,815
      Total assets                                                                 131,403,290
                                                                            ------------------
LIABILITIES

  Payables:
    Securities purchased                                                                15,162
    Fund shares redeemed                                                               132,914
    Due to Adviser                                                                      91,654
  Accrued expenses                                                                      82,558
                                                                            ------------------
      Total liabilities                                                                322,288
                                                                            ------------------

  Net Assets                                                                $      131,081,002
                                                                            ==================
  Capital shares issued and outstanding (60,000,000 shares
  authorized, $0.01 par value)                                                       6,327,142
                                                                            ==================
  Net asset value, offering and redemption price per share                  $            20.72
                                                                            ==================
COMPONENTS OF NET ASSETS

  Capital stock at par value                                                $           63,271
  Paid-in capital                                                                  112,424,253
  Undistributed net investment income                                                1,481,703
  Undistributed net realized gain on investments                                       983,008
  Net unrealized appreciation on investments                                        16,128,767
                                                                            ------------------
    Net assets                                                              $      131,081,002
                                                                            ==================

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME

Income
  Interest                                                                  $        1,942,632
  Dividends (net of foreign withholding taxes of $3,538)                               292,799
                                                                            ------------------
    Total income                                                                     2,235,431
                                                                            ------------------
Expenses
  Advisory fees                                                                        499,011
  Legal fees                                                                            79,729
  Administration fees                                                                   71,100
  Transfer agent fees                                                                   51,811
  Registration fees                                                                     22,635
  Reports to shareholders                                                               15,958
  Custody fees                                                                          12,259
  Directors fees                                                                        11,750
  Audit fees                                                                            10,750
  Miscellaneous fees                                                                     5,831
  Insurance fees                                                                         5,723
                                                                            ------------------
    Total expenses                                                                     786,557
                                                                            ------------------
      Net investment income                                                          1,448,874
                                                                            ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized gain on investments                                                     317,572
  Capital gain distribution from regulated investment company                           14,542
  Change in net unrealized appreciation/depreciation on investments                 (2,227,504)
                                                                            ------------------
    Net realized and unrealized loss on investments                                 (1,895,390)
                                                                            ------------------
    Net decrease in net assets resulting from operations                    $         (446,516)
                                                                            ==================

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2005#    DECEMBER 31, 2004
                                                              ------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

  Net investment income                                       $      1,448,874   $       3,120,101
  Net realized gain on investments                                     317,572           2,611,166
  Capital gain distribution from regulated
    investment company                                                  14,542              54,744
  Change in net unrealized appreciation/depreciation
    on investments                                                  (2,227,504)          4,596,801
                                                              ----------------   -----------------
    NET INCREASE (DECREASE) IN NET ASSESTS RESULTING
    FROM OPERATIONS                                                   (446,516)         10,382,812
                                                              ----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS

  From net investment income                                                 -          (3,378,779)
  From net realized gain                                              (950,512)         (1,186,604)
                                                              ----------------   -----------------
    TOTAL DISTRUBUTIONS TO SHAREHOLDERS                               (950,512)         (4,565,383)
                                                              ----------------   -----------------
CAPITAL SHARE TRANSACTIONS

  Net increase (decrease) in net assests
    derived from net change in outstanding shares (a)+                  (8,602)         17,326,198
                                                              ----------------   -----------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                         (1,405,630)         23,143,627
                                                              ----------------   -----------------
NET ASSETS

  Beginning of period                                              132,486,632         109,343,005
                                                              ----------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $1,481,703 AND $32,829, RESPECTIVELY)           $    131,081,002   $     132,486,632
                                                              ================   =================

(a) A summary of capital share transactions is as follows:

                                         SIX MONTHS ENDED                        YEAR ENDED
                                          JUNE 30, 2005#                     DECEMBER 31, 2004
                                 ---------------------------------------------------------------------
                                      SHARES             VALUE            SHARES            VALUE
                                 ---------------   ---------------   ---------------   ---------------
Shares sold                            1,170,859   $    24,063,660         2,390,115   $    48,385,098
Shares issued in reinvestment
 of distributions                         43,510           897,616           212,946         4,297,481
Shares redeemed +                     (1,223,972)      (24,969,878)       (1,743,851)      (35,356,381)
                                 ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                   (9,603)  $        (8,602)          859,210   $    17,326,198
                                 ===============   ===============   ===============   ===============

   # Unaudited.
   + Net of redemption fees of $9,502 and $10,318, respectively.

See Accompanying Notes to Financial Statements.

                         GREENSPRING FUND, INCORPORATED

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 SIX MONTHS
                                                    ENDED
                                                  JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                    2005#         2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                            $    20.91    $    19.96    $    15.70    $    17.74    $    16.98    $    15.41
                                                 ----------    ----------    ----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                  0.23          0.52          0.53          0.88          0.93          0.85
Net realized and unrealized
  gain (loss) on investments                          (0.27)         1.18          4.34         (1.98)         0.79          1.51
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Total from investment
  operations                                          (0.04)         1.70          4.87         (1.10)         1.72          2.36
                                                 ----------    ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:

  From net investment income                             --         (0.56)        (0.61)        (0.94)        (0.96)        (0.79)
  From net realized gain                              (0.15)        (0.19)           --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Total distributions                                   (0.15)        (0.75)        (0.61)        (0.94)        (0.96)        (0.79)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Paid-in capital from
  redemption fees (Note 1)                               --*           --*           --*           --*           --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value,
  end of period                                  $    20.72    $    20.91    $    19.96    $    15.70    $    17.74    $    16.98
                                                 ==========    ==========    ==========    ==========    ==========    ==========
Total return                                          (0.19)%^       8.69%        31.34%        (5.99)%       10.23%        15.64%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of
  period (millions)                              $    131.1    $    132.5    $    109.3    $     51.3    $     50.7    $     46.7
Ratio of expenses to
  average net assets                                   1.18%+        1.06%         1.14%         1.19%         1.19%         1.24%
Ratio of net
  investment income
  to average net assets                                2.18%+        2.60%         3.44%         5.33%         5.04%         4.83%
Portfolio turnover rate                               16.19%^       35.21%       102.43%        78.58%        89.41%       100.78%

# Unaudited.
* Amount less than $0.01 per share.
^ Not Annualized.
+ Annualized.

See Accompanying Notes to Financial Statements.

                         GREENSPRING FUND, INCORPORATED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

VALUATION OF INVESTMENTS - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management (the "Adviser") to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost, which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be valued at market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS - The Fund records dividends and distributions to stockholders on the ex-dividend date.

REDEMPTION FEES - The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund is intended for long-term investors. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund reserves the right to decline a purchase order for any reason.

"Market-timers" who engage in frequent purchases and redemptions over a short period can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary. However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund's policies. The Fund reserves the right to reject combined or omnibus orders in whole or in part.

The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

RISK OF LOSS ARISING FROM INDEMNIFICATIONS - In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 2 - DIVIDENDS AND DISTRIBUTIONS

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2005, purchases and sales of investments, other than short-term investments, aggregated $23,308,639 and $20,796,584, respectively.

NOTE 4 - FEDERAL INCOME TAXES

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements.

For tax purposes, net assets at June 30, 2005 consist of:

Unrealized appreciation                                         $    19,832,589
Unrealized depreciation                                              (3,703,822)
                                                                ---------------
  Net unrealized appreciation                                        16,128,767
  Undistributed ordinary income                                       1,481,703
  Accumulated long-term capital gains                                   983,008
  Paid-in capital and capital stock                                 112,487,524
                                                                ---------------
  Net assets                                                    $   131,081,002
                                                                ===============

NOTE 5 - TRANSACTIONS WITH RELATED PARTIES

Corbyn Investment Management, Inc. ("Corbyn") serves as the Fund's investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At June 30, 2005, investment advisory fees payable amounted to $80,115.

Corbyn also serves as the Fund's administrator. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.10% of average daily net assets up to $50 million, 0.075% of average daily net assets between $50 million and $200 million and 0.05% of average daily net assets in excess of $200 million, which is computed daily and paid monthly. At June 30, 2005, administrative fees payable amounted to $11,539.

At June 30, 2005, investors for whom Corbyn Investment Management was investment adviser held 624,978 shares of the Fund's common stock.

NOTE 6 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement (the "Agreement") must be approved annually by a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940 Act) by votes cast in person at a meeting called for this purpose. The Agreement may be terminated at any time by either party upon 60 days' prior written notice to the other party and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Board of Directors approved the continuance of the Agreement most recently at its February 2005 meeting. The Board focused on the quality of services provided by Corbyn and the overall fairness of the Agreement to the Fund. The Board requested and reviewed quantitative and qualitative information to assist it in evaluating the Fund's advisory arrangements, including comparative expense ratio and advisory fee statistical information, performance data and a description of the nature of the services provided by Corbyn. The Board discussed the quality of services provided by Corbyn by reviewing the Fund's performance for the fiscal year ended December 31, 2004 of 8.7% compared to major market benchmark indices and relative market benchmark indices. The Board also discussed the performance of the Fund compared to relevant benchmark indices. The Board reviewed the Fund's long-term performance compared to the Morningstar Moderate Allocation and Lipper Flexible Portfolio categories (these categories are independent classifications of funds based on evaluations of the funds' investment objective and actual strategies used by the funds) and to major market indices and the degree of risk undertaken by the Fund to achieve its performance.

In considering the overall fairness of the Agreement, the Board compared the advisory fees and expense ratios of comparably sized funds with similar operating structures. The Board noted that the current and historic advisory fee level and overall expense ratio compared favorably to similar funds reviewed. The Board considered that the advisory fee schedule would lower the effective advisory fee as the Fund's assets grew. The Board then determined that the Fund's fee structure and expense ratio were reasonable. Based on the considerations above, the Board concluded that the terms of the Agreement are fair and reasonable.

NOTE 7 - SUBSEQUENT EVENTS

Effective July 1, 2005, the Board of Directors retained U.S. Bancorp Fund Services, LLC ("USBFS") to provide services to the Fund pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement. The Board of Directors also retained Quasar Distributors, LLC ("Quasar") to act as the Fund's principal underwriter in a continuous public offering of the Fund's shares. Quasar and USBFS are affiliated entities under common control of U.S. Bancorp.

                         GREENSPRING FUND, INCORPORATED
                           PERFORMANCE SINCE INCEPTION

[CHART]

                                GREENSPRING FUND
                HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*


 Year                        Dollars
------                      --------
Jul-83                      $ 10,000
Dec-83                      $ 11,223
Dec-84                      $ 12,692
Dec-85                      $ 15,238
Dec-86                      $ 17,668
Dec-87                      $ 19,304
Dec-88                      $ 22,389
Dec-89                      $ 24,762
Dec-90                      $ 23,149
Dec-91                      $ 27,626
Dec-92                      $ 32,190
Dec-93                      $ 36,906
Dec-94                      $ 37,952
Dec-95                      $ 45,082
Dec-96                      $ 55,291
Dec-97                      $ 68,532
Dec-98                      $ 57,585
Dec-99                      $ 59,108
Dec-00                      $ 68,354
Dec-01                      $ 75,345
Dec-02                      $ 70,835
Dec-03                      $ 93,036
Dec-04                      $101,120
Jun-05                      $100,930

Average annual total returns for the one, three, five and ten year periods ended June 30, 2005 were 5.63%, 10.32%, 10.17% and 8.96%, respectively.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-366-3863 TOLL FREE. THE FUND IMPOSES A 2.00% REDEMPTION FEE FOR SHARES HELD 60 DAYS OR LESS.

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund's return. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on distributions or redemptions of Fund shares.

                         GREENSPRING FUND, INCORPORATED
                         2330 WEST JOPPA ROAD, SUITE 110
                              LUTHERVILLE, MD 21093
                                 (410) 823-5353
                                 (800) 366-3863
                             www.greenspringfund.com

The Fund's proxy voting policies and procedures, as well as its proxy voting record for the most recent 12 month period ended June 30, are available without charge, upon request, by contacting the Fund at (800)366-3863 or greenspring@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund's proxy voting record is also available on the Commission's website at http://www.sec.gov. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330. The Fund's first and third quarter reports are available on its website at www.greenspringfund.com.

                                    DIRECTORS
                          Charles vK. Carlson, Chairman
                               William E. Carlson
                                   David T. Fu
                                 Sean T. Furlong
                               Michael J. Fusting
                                Michael T. Godack
                               Richard Hynson, Jr.
                               Michael P. O'Boyle

                                    OFFICERS
                               Charles vK. Carlson
                      President and Chief Executive Officer

                                Michael T. Godack
                               Sr. Vice President

                               Michael J. Fusting
                             Sr. Vice President and
                             Chief Financial Officer

                             Elizabeth Agresta Swam
                            Chief Compliance Officer
                             Secretary and Treasurer

                               INVESTMENT ADVISER
                       Corbyn Investment Management, Inc.
                         2330 West Joppa Road, Suite 108
                           Lutherville, MD 21093-7207

                                 TRANSFER AGENT
                                    PFPC Inc.
                                  760 Moore Rd.
                            King of Prussia, PA 19406
                                 (800) 576-7498

                                  ADMINISTRATOR
                       Corbyn Investment Management, Inc.
                         2330 West Joppa Road, Suite 108
                           Lutherville, MD 21093-7207

                                    CUSTODIAN
                               PFPC Trust Company
                               8800 Tinicum Blvd.
                             Third Floor, Suite 200
                             Philadelphia, PA 19153

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                             Tait, Weller and Baker
                         1818 Market Street, Suite 2400
                             Philadelphia, PA 19103

                                  LEGAL COUNSEL
                             Kirkpatrick & Lockhart
                              Nicholson Graham LLP
                         1800 Massachusetts Avenue, N.W.
                            Washington, DC 20036-1800

ITEM 2. CODE OF ETHICS.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service providers.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Not Applicable

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant) Greenspring Fund, Incorporated
                  ----------------------------------------------------------
     By (Signature and Title) /s/ Charles vK. Carlson
                             ---------------------------
                                   Charles vK. Carlson, Chief Executive Officer

     Date  September 7, 2005
           -----------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*  /s/ Charles vK. Carlson
                               ------------------------
                                    Charles vK. Carlson, Chief Executive Officer

     Date September 7, 2005
          ------------------------------------------------------------------

     By (Signature and Title)*  /s/ Michael J. Fusting
                               ---------------------------
                                    Michael J. Fusting, Chief Financial Officer

     Date September 7, 2005
          ------------------------------------------------------------------

                                        3